UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

>  Vanguard Wellington Fund returned more than 10% for the fiscal year ended November 30, 2007, significantly outperforming both its composite index benchmark and its peer group.

>  The fund’s stock portfolio earned strong returns in energy, consumer staples, industrials, and materials—all beneficiaries of global growth. The fund’s fixed income portfolio performed well, in part because of its high credit quality.

>  For the ten-year period ended November 30, 2007, the Wellington Fund’s Investor Shares returned an average of 8.6% per year, far surpassing the average return of funds in its peer group as well as the returns of its composite index benchmark and the all-stock Standard & Poor’s 500 Index.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	5
Fund Profile	8
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	31
About Your Fund’s Expenses	32
Trustees Approve Advisory Agreement	34
Glossary	35

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Wellington Fund
Investor Shares	VWELX	10.1%
Admiral™ Shares[1]	VWENX	10.2
Wellington Composite Index[2]		6.6
Average Mixed-Asset Target Growth Fund[3]		8.0

Your Fund’s Performance at a Glance
November 30, 2006–November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$33.76	$34.56	$1.030	$1.401
Admiral Shares	58.32	59.71	1.847	2.419

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Weighted 65% Standard & Poor’s 500 Index and 35% Lehman U.S. Credit A or Better Index.

3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In a fiscal year in which growth stocks surged ahead of value stocks and fixed income markets faced major challenges, Vanguard Wellington Fund’s value-oriented, balanced investment approach delivered impressive results. Investor Shares returned 10.1% and the lower-cost Admiral Shares returned 10.2%, which exceeded the return of the fund’s composite index benchmark and the average return of peer funds.

Investors benefited from astute bottom-up stock selection by Wellington Management Company, LLP, the fund’s advisor, which identifies seemingly undervalued stocks with the potential for long-term capital appreciation. The biggest contributions to equity return came from energy, consumer staples, industrials, and materials companies with global reach—all beneficiaries of strong demand, especially in fast-growing emerging-market economies such as China and India.

Wellington’s fixed income portfolio withstood most of the ripple effect from the subprime mortgage crisis, largely because of the fund’s high-quality orientation, and ended the fiscal year in positive territory.

If you hold the Wellington Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 31.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months. These gains came despite a recession in housing and intensified problems among subprime mortgage-loan lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the stock market was quite volatile, as crude oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

International stocks continued to outperform domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific regions—excluding Japan, where returns were slight. The dollar’s ongoing weakness further enhanced international markets’ gains for U.S.-based investors.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and as the bonds’ prices

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

CPI
Consumer Price Index	4.3%	3.2%	3.0%

rose, their yields fell. Declines in Treasury yields were steepest at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two separate occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

The broad taxable bond market returned 6.0% for the year. Returns from tax-exempt municipal bonds were lower, gaining 2.7%.

A strong showing in challenging markets

The Wellington Fund’s equity portfolio delivered an impressive 13.1% return for the fiscal year, beating its benchmark, the Standard & Poor’s 500 Index, by more than 5 percentage points. Even though growth stocks outperformed value stocks, your advisor found many strong performers among mid-to-large-capitalization companies that had been underappreciated by the market.

Four sectors contributed about three-quarters of the equity portfolio’s return—energy, consumer staples, industrials, and materials. Three of the fund’s top-ten holdings during the year were integrated oil and gas producers Chevron, ExxonMobil, and Total; they benefited from soaring oil prices, which touched record highs of almost $100 per barrel, and were among the largest contributors to return. Among the fund’s consumer-oriented holdings, leading performers that enjoyed strong global demand included Altria, Nestle, and Procter & Gamble.

Your advisor’s focus on identifying industries with a favorable outlook for the balance between supply and demand was most evident in the industrials and materials sectors. Deere & Co. (up 82% for the year) was a standout performer; demand for biofuels drove up corn and wheat prices significantly, leading to increased demand for farm equipment. Although the materials sector represented a small slice of the portfolio, the voracious appetite for base metals and commodities—particularly among booming emerging-market countries—produced exceptional returns for Alcoa and for international mining companies Companhia Vale do Rio Doce and Rio Tinto.

Weak spots were limited as the fund outperformed its S&P 500 equity benchmark in all sectors except information technology. While some tech opportunities were missed, International Business Machines was a notable winner; this top-ten holding enjoyed strong global demand for technology consulting and application management services. In financials, the fund’s below-benchmark exposure spared the portfolio some damage from this group’s negative returns in the wake of the weak housing market and mortgage meltdown.

The fund’s fixed income holdings, which averaged about 35% of the portfolio’s assets, returned 4.2% for the year. The benefit of falling interest rates in the second half of the fiscal year helped overcome our fixed income portfolio’s modest negative return for the first half, when interest rates were still climbing. The advisor’s decision to underweight corporate bonds—and the fund’s minimal exposure to subprime mortgage lenders, home builders, and mortgage insurers—was an advantage when credit markets began to unravel.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report, which begins on page 5.

The enduring success of a balanced approach

The Wellington Fund has weathered many storms since its launch just a few months before the stock market crash of 1929. During the past ten years, for example, the markets have experienced the tech-stock bubble, its dramatic collapse, and the broad market’s subsequent recovery. Over this same period, a hypothetical initial investment of $10,000 in Wellington Fund’s Investor Shares would have grown to $22,872, significantly exceeding the comparable ending balance of $18,505 for the Wellington Composite Index and the

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
	Investor	Admiral	Target
	Shares	Shares	Growth Fund
Wellington Fund	0.27%	0.16%	1.17%

Total Returns
Ten Years Ended November 30, 2007
Average
Annual Return
Wellington Fund Investor Shares	8.6%
Wellington Composite Index	6.3
Average Mixed-Asset Target Growth Fund[2]	6.0

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Fund expense ratios reflect the 12 months ended November 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2  Derived from data provided by Lipper Inc.

$17,938 that would have resulted from the average return among peer funds. Your fund’s 8.6% average annual return for the ten-year period also surpassed the 6.2% return of the all-stock Standard & Poor’s 500 Index. Given the fund’s significant bond holdings, this is an especially notable achievement, but not a result we should expect in all periods.

The Wellington Fund’s outstanding long-term track record is a testament to its disciplined and balanced asset allocation (60%–70% in reasonably valued stocks and 30%–40% in investment-grade bonds), combined with the advisor’s well-honed investment process and long-term perspective. Compared with its peers, the fund also enjoys a significant cost advantage. Maintaining this low-cost structure helps to put more of the fund’s returns into the hands of investors.

In volatile markets, diversification and a long-term view are key

Many investors were jolted by the sharp increase in market volatility in 2007. After soaring to record highs, many equity markets around the world declined more than 10%. Fixed income markets were roiled by the fallout from the subprime mortgage crisis. Market cycles are hard to predict with accuracy, which is why Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs.

The Wellington Fund embodies many of these bedrock principles. It offers broad diversification across stock and bond markets, at a low cost, and a rebalancing strategy that keeps the portfolio’s risk profile consistent over time. These characteristics can help Wellington play a valuable role in a long-term portfolio consistent with your goals, risk tolerance, and time horizon.

Thank you for your entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 12, 2007

Advisor’s Report

Vanguard Wellington Fund Investor Shares returned 10.1% for the fiscal year ended November 30, 2007. (Admiral Shares returned 10.2%.) This performance exceeded both the 8.0% average return for peer funds and the 6.6% return for the benchmark composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The investment environment

Stocks, as measured by the S&P 500 Index, advanced 7.7% during the 12 months ended November 30, 2007. Global equities continued their upward trend during the period, but the path to these gains was an erratic one as markets were buffeted by issues related to U.S. subprime mortgages beginning in July. Concerns regarding the state of the U.S. housing sector had loomed over financial markets for some time, but rising default rates and the failure of some key industry players sparked a crisis of confidence.

Market conditions in November were reminiscent of late August and early September, with a sharp decline in market liquidity. Continued anxiety among investors over mortgage-related write-downs resulted in a renewed flight to U.S. Treasuries and the under-performance of all spread sectors. Corporate bonds underperformed comparable Treasury securities during the period, with the debt of firms exposed to the mortgage market most adversely affected.

Equity Portfolio Changes
Year Ended November 30, 2007

Additions	Comments
ING	The company is well-positioned to deliver strong organic growth in both the insurance and banking segments.
Pepsi	We initiated a position based on valuation versus other consumer products companies.
Colgate Palmolive	We expect continued robust earnings growth driven by the
company’s strong position in emerging markets.

Reductions	Comments
Weyerhaeuser	We took profits and eliminated our holding as the company began looking at alternative corporate structures.
Alcoa	We reduced holdings on strength as the company benefited from growing global demand.
EMC	We took profits and eliminated our position after strong earnings from the VMware unit.

Our successes

Our strong equity performance was driven largely by stock selection in the materials, industrials, and consumer staples sectors, boosted by our overweighted stakes in the energy and materials sectors and underweighted position in financials. Top absolute contributors for the period included Deere & Co. (industrials), Exelon (utilities), and Companhia Vale do Rio Doce, or CVRD (materials). Shares of Deere & Co. surged on worldwide demand for tractors and combines as higher grain prices, increased ethanol demand, and rising farm income spurred farmers’ spending. Exelon shares gained on tightening power markets, rising commodity prices, and the upward repricing of legacy contracts. Since Exelon is primarily a carbon-free nuclear generator, it is well-positioned to benefit from the passage of U.S. carbon legislation, which we consider likely. CVRD shares rose on good volumes and strong prices for iron ore, which boosted profits. Continued global demand for steel should benefit CVRD, as the company is increasing production capacity to keep up with demand.

Several health care holdings, including Schering-Plough and Abbott Laboratories, also contributed positively. Schering-Plough’s stock price achieved solid gains on strong revenue growth and double-digit sales growth for many of the company’s top-selling products, especially within its cholesterol franchise. Schering-Plough remains a unique company in the pharmaceutical industry because of its combination of strong current earnings, long exclusivity, and an attractive drug development pipeline. Abbott Laboratories benefited from continued robust sales growth for Humira, a treatment for rheumatoid arthritis, which helped the company to post strong third-quarter operating earnings.

AT&T shares gained on solid wireless subscriber growth driven by its exclusive service contract for the Apple iPhone. The company also benefited from cost savings achieved as a result of recent mergers with SBC Communications and Cingular Wireless.

Within the fixed income portion of the fund, our allocation to government agency pass-through mortgage-backed securities and our security selection within the corporate sector contributed to results for the period. Notably, minimal credit exposure to the most troubled areas of the economy—subprime mortgage lenders, home builders, and mortgage insurers—supported returns during this period.

Our shortfalls

Our underweighted position and security selection within the information technology sector detracted modestly from results. Motorola shares fell amid the company’s declining handset advantage and lower-than-expected sales and operating earnings. We eliminated our position toward the end of March after we concluded that management turnover was materially delaying operational improvements. Nortel Networks shares declined on investor disappointment with revenue guidance. We continue to hold the stock, as we feel company management should be able to successfully implement its business transition plan over time. Other detractors included financials holdings Citigroup, MBIA, and Freddie Mac; all three stocks suffered from exposure to the U.S. subprime mortgage market.

On the fixed income side, we noticed a rise in leveraged buyout activity in late 2006 and early 2007, so we tread warily among corporate bonds to lower this unfriendly bondholder risk in the fund. Instead, we invested in highly rated (by us as well as the rating agencies) commercial mortgage-backed securities, which have underperformed corporate bonds so far in calendar year 2007. We continue to embrace this strategy, despite the recent underperformance.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks for which business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our strategy is focused on identifying industries in which the outlook for supply/ demand balance will be favorable. For example, we remain overweighted in energy and agriculture as part of the themes we have followed in recent years. Water and natural gas should also perform well. Housing has proven to be weak, and we have maintained our underweighting to financials. Consumers continue to be vulnerable because of high oil prices and the mortgage-market turmoil. At the end of the fiscal year, the fund held overweighted positions in the energy, materials, and utilities sectors, and underweighted positions in the technology, financials, and consumer discretionary sectors.

Corporate bond valuations have returned to levels we consider attractive and we will be increasing our relative weighting in this sector of the bond market. We will be funding our purchases with sales of government agency pass-through mortgage-backed securities, which have outperformed this year.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice President

and Fixed Income Manager

Wellington Management Company, LLP

December 12, 2007

Fund Profile

As of November 30, 2007

Total Fund Characteristics

Yield
Investor Shares	3.0%
Admiral Shares	3.1%
Turnover Rate	23%
Expense Ratio
Investor Shares	0.27%
Admiral Shares	0.16%
Short-Term Reserves	0.8%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.6%	8.9%	9.9%
Consumer Staples	12.1	10.3	8.9
Energy	16.1	11.9	11.3
Financials	15.5	18.3	18.9
Health Care	11.4	12.3	12.2
Industrials	12.0	11.6	11.8
Information Technology	9.6	16.3	16.2
Materials	5.7	3.3	3.8
Telecommunication Services	5.0	3.5	3.2
Utilities	6.0	3.6	3.8

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.89	0.82
Beta	0.92	0.55

Ten Largest Stocks[5] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	3.7%
General Electric Co.	industrial
	conglomerates	2.9
Chevron Corp.	integrated oil
	and gas	2.6
Bank of America Corp.	diversified financial
	services	2.5
ExxonMobil Corp.	integrated oil
	and gas	2.4
Total SA ADR	integrated oil
	and gas	2.4
Exelon Corp.	electric utilities	2.2
International Business
Machines Corp.	computer hardware	2.0
Deere & Co.	construction and
	farm machinery
	and heavy trucks	2.0
Eli Lilly & Co.	pharmaceuticals	1.9
Top Ten		24.6%
Top Ten as % of Total Net Assets		16.1%

Fund Asset Allocation

1  S&P 500 Index.

2  Dow Jones Wilshire 5000 Index.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 35 and 36.

4  Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.

5  “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	111	500	4,851
Median Market Cap	$65.3B	$55.7B	$36.8B
Price/Earnings Ratio	15.0x	16.9x	17.7x
Price/Book Ratio	2.7x	2.8x	2.7x
Dividend Yield	2.2%	1.9%	1.8%
Return on Equity	20.7%	20.2%	19.1%
Earnings Growth Rate	20.7%	20.7%	20.5%
Foreign Holdings	12.6%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	513	1,954	9,242
Yield to Maturity	5.4%[5]	5.2%	4.9%
Average Coupon	5.7%	5.7%	5.4%
Average Effective
Maturity	9.5 years	9.4 years	6.9 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	6.0 years	5.9 years	4.4 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	14.2%
Finance	34.9
Foreign	6.0
Government Mortgage-Backed	6.7
Industrial	29.2
Treasury/Agency	0.2
Utilities	6.2
Other	2.6

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	25.4%
Aa	25.6
A	35.1
Baa	9.1
Ba	0.0
B	0.0
Other	4.8

Equity Investment Focus

Fixed Income Investment Focus

1  S&P 500 Index.

2  Dow Jones Wilshire 5000 Index.

3  Lehman U.S. Credit A or Better Index.

4  Lehman U.S. Aggregate Bond Index.

5  Before expenses.

6  Moody’s Investors Service.

7  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellington Fund Investor Shares[1]	10.09%	11.98%	8.63%	$22,872
Dow Jones Wilshire 5000 Index	7.58	12.91	6.60	18,946
S&P 500 Index	7.72	11.63	6.16	18,187
Wellington Composite Index[2]	6.62	9.36	6.35	18,505
Average Mixed-Asset Target Growth Fund[3]	7.95	9.96	6.02	17,938

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Wellington Fund Admiral Shares	10.23%	12.13%	8.41%	$169,662
Dow Jones Wilshire 5000 Index	7.58	12.91	5.76	144,262
S&P 500 Index	7.72	11.63	4.45	133,009
Wellington Composite Index[2]	6.62	9.36	5.38	140,956

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

3  Derived from data provided by Lipper Inc.

4  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007

			Wellington Fund	Composite
			Investor Shares	Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	9.6%	4.2%	13.8%	20.1%
1999	–0.5	4.1	3.6	11.0
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006	11.2	3.5	14.7	11.3
2007	6.8	3.3	10.1	6.6

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	7/1/1929	15.32%	13.85%	5.18%	3.61%	8.79%
Admiral Shares	5/14/2001	15.46	13.99	5.22[3]	3.47[3]	8.69[3]

1  Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

Financial Statements

Statement of Net Assets—Investments Summary

As of November 30, 2007

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Comcast Corp. Class A	18,195,600	373,738	0.7%
McDonald’s Corp.	6,216,100	363,455	0.7%
† Other—Consumer Discretionary		1,435,663	2.9%
		2,172,856	4.3%
Consumer Staples
The Procter & Gamble Co.	8,195,375	606,458	1.2%
Wal-Mart Stores, Inc.	11,578,200	554,596	1.1%
Altria Group, Inc.	6,206,800	481,399	0.9%
PepsiCo, Inc.	5,979,500	461,498	0.9%
Nestle SA ADR	3,505,300	419,059	0.8%
Colgate-Palmolive Co.	4,291,600	343,671	0.7%
The Coca-Cola Co.	4,753,100	295,167	0.6%
† Other—Consumer Staples		836,804	1.7%
		3,998,652	7.9%
Energy
Chevron Corp.	9,763,100	856,907	1.7%
ExxonMobil Corp.	9,001,200	802,547	1.6%
Total SA ADR	9,809,900	793,817	1.6%
ConocoPhillips Co.	6,813,263	545,333	1.1%
EnCana Corp.	7,231,304	471,842	0.9%
Royal Dutch Shell PLC ADR Class A	5,108,810	416,010	0.8%
Schlumberger Ltd.	3,255,800	304,254	0.6%
XTO Energy, Inc.	4,790,000	296,118	0.6%
† Other—Energy		828,267	1.5%
		5,315,095	10.4%
Financials
Bank of America Corp.	17,663,999	814,840	1.6%
State Street Corp.	5,742,300	458,752	0.9%
UBS AG (New York Shares)	8,134,800	410,645	0.8%

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
American International Group, Inc.	6,841,500	397,696	0.8%
ACE Ltd.	6,205,900	371,299	0.7%
Citigroup, Inc.	10,937,100	364,205	0.7%
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,742,626	318,075	0.6%
ING Groep NV–Sponsored ADR	7,469,500	289,667	0.6%
The Hartford Financial Services Group Inc.	2,926,400	278,944	0.6%
† Other—Financials		1,410,916	2.8%
		5,115,039	10.1%
Health Care
Eli Lilly & Co.	12,103,600	640,886	1.2%
Abbott Laboratories	10,834,800	623,109	1.2%
Schering-Plough Corp.	15,670,700	490,493	1.0%
Medtronic, Inc.	9,505,700	483,365	1.0%
Bristol-Myers Squibb Co.	14,225,200	421,493	0.8%
Wyeth	7,177,000	352,391	0.7%
† Other—Health Care		746,615	1.5%
		3,758,352	7.4%
Industrials
General Electric Co.	24,908,700	953,754	1.9%
Deere & Co.	3,825,300	657,186	1.3%
Lockheed Martin Corp.	3,015,000	333,670	0.7%
Waste Management, Inc.	9,108,800	312,614	0.6%
Canadian National Railway Co.	6,312,300	309,555	0.6%
United Parcel Service, Inc.	3,707,300	273,154	0.5%
† Other—Industrials		1,124,089	2.2%
		3,964,022	7.8%
Information Technology
International Business Machines Corp.	6,332,600	666,063	1.3%
Microsoft Corp.	9,485,900	318,726	0.6%
Accenture Ltd.	7,753,500	267,961	0.5%
† Other—Information Technology		1,901,654	3.8%
		3,154,404	6.2%
Materials
E.I. du Pont de Nemours & Co.	7,598,800	350,685	0.7%
Syngenta AG ADR	6,251,600	309,767	0.6%
International Paper Co.	8,148,100	274,998	0.5%
† Other—Materials		935,621	1.9%
		1,871,071	3.7%
Telecommunication Services
AT&T Inc.	32,067,385	1,225,295	2.4%
Verizon Communications Inc.	8,178,400	353,389	0.7%
† Other—Telecommunications Services		59,039	0.1%
		1,637,723	3.2%
		1,969,591	3.9%

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Utilities
Exelon Corp.	9,011,400	730,554	1.4%
FPL Group, Inc.	6,014,800	419,592	0.8%
Dominion Resources, Inc.	6,881,800	325,027	0.7%
† Other—Utilities		494,418	1.0%
Total Common Stocks ($22,944,879)		32,956,805	64.9%
† Preferred Stock (Cost $31,185)		31,871	0.1%

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
†	Agency Notes				33,134	0.1%

Mortgage-Backed Securities
	Conventional Mortgage-Backed Securities
1	Government National
	Mortgage Assn.	5.000%–8.000%	3/15/28-4/15/36	1,149,611	1,161,037	2.3%
†	Other—Conventional
	Mortgage-Backed Securities				766	0.0%
	Nonconventional Mortgage-Backed Securities
1	Government National
	Mortgage Assn.	5.500%	6/16/23	19,858	19,968	0.0%
†	Other—Nonconventional
	Mortgage-Backed Securities				141,650	0.3%
					1,323,421	2.6%
Total U.S. Government and Agency Obligations (Cost $1,348,491)					1,356,555	2.7%
Corporate Bonds
†	Asset-Backed/Commercial Mortgage-Backed Securities				2,275,078	4.5%

Finance
	Banking
	Bank of America Corp.	4.375%–6.000%	2/15/09–10/15/36	229,180	210,780	0.4%
	Citicorp	6.375%	11/15/08	15,000	15,162	0.0%
	Citigroup, Inc.	4.625%–6.625%	8/3/10–8/25/36	239,360	242,068	0.5%
†	Other—Banking				1,889,730	3.7%
†	Brokerage				912,196	1.8%
	Finance Companies
	General Electric
	Capital Corp.	5.250%–8.125%	2/22/11–8/7/37	282,200	299,588	0.6%
	International Lease
	Finance Corp.	5.300%–5.400%	2/15/12–5/1/12	100,000	100,207	0.2%
†	Other—Finance Companies				506,819	1.0%
	Insurance
2	AIG SunAmerica
	Global Financing VI	6.300%	5/10/11	60,000	63,089	0.1%
	American
	International Group, Inc.	4.700%–6.250	10/1/10–3/15/37	58,440	56,084	0.1%
†	Other—Insurance				1,405,425	2.8%
†	Real Estate Investment Trusts				245,385	0.5%
†	Finance—Other				50,543	0.1%
					5,997,076	11.8%
Industrial
†	Basic Industry				286,530	0.6%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	25,000	29,746	0.1%
	General Electric Co.	5.250%	12/6/17	41,685	41,981	0.1%
	John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	81,707	0.2%
†	Other—Capital Goods				482,852	0.8%
	Communications
	AT&T Inc.	4.125%–6.800%	9/15/09–9/1/37	164,255	168,213	0.3%

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	BellSouth Corp.	4.200%–6.550%	9/15/09–11/15/34	99,220	101,819	0.2%
	BellSouth
	Telecommunications	5.875%–7.000%	1/15/09–12/1/95	42,600	44,234	0.1%
	Chesapeake &
	Potomac Telephone Co.	7.150%	5/1/23	10,000	10,569	0.0%
	Verizon Communications Corp.	5.500%	4/1/17	50,000	50,621	0.1%
	Verizon Global
	Funding Corp.	4.375%–7.750%	6/15/12–9/15/35	116,525	124,652	0.2%
†	Other—Communications				308,613	0.7%
	Consumer Cyclicals
	Wal-Mart Stores, Inc.	4.125%–6.875%	8/10/09–9/1/35	70,000	67,929	0.1%
†	Other—Consumer Cyclicals				829,747	1.7%
	Consumer Noncyclicals
	Abbott Laboratories	4.350%–5.600%	5/15/11–3/15/14	45,500	44,984	0.1%
	Eli Lilly & Co.	6.000%	3/15/12	45,000	48,197	0.1%
	Medtronic Inc.	4.375%–4.750%	9/15/10–9/15/15	39,235	38,511	0.1%
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	11,538	0.0%
2	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	40,000	40,783	0.1%
	PepsiCo, Inc.	4.650%–5.150%	5/15/12–2/15/13	69,065	70,395	0.1%
1	Procter & Gamble Co. ESOP	9.360%	1/1/21	57,994	74,171	0.1%
	Schering-Plough Corp.	5.550%–6.550%	12/1/13–9/15/37	49,000	50,090	0.1%
†	Other—Consumer Noncyclicals				1,236,594	2.5%
	Energy
	Conoco Funding Co.	6.350%	10/15/11	30,000	31,991	0.1%
	Phillips Petroleum Co.	9.375%	2/15/11	20,000	23,114	0.0%
†	Other—Energy				83,495	0.2%
	Technology
	IBM International Group Capital	5.050%	10/22/12	50,000	50,671	0.1%
	International Business
	Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	56,576	0.1%
†	Other—Technology				208,840	0.4%
†	Transportation				271,017	0.5%
†	Industrial—Other				65,429	0.1%
					5,035,609	9.9%
Utilities
	Electric
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,624	0.1%
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,708	0.1%
†	Other—Electric				815,840	1.6%
†	Natural Gas				143,646	0.3%
†	Utilities—Other				38,566	0.0%
					1,074,384	2.1%
Total Corporate Bonds (Cost $14,305,243)					14,382,147	28.3%
†	Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,026,168)				1,038,473	2.0%
†	Taxable Municipal Bonds (Cost $425,837)				447,779	0.9%
Temporary Cash Investments
Repurchase Agreement
BNP Paribas Securities Corp. (Dated 11/30/07,
Repurchase Value $387,149,000,
collateralized by Federal Home Loan
Mortgage Corp. 5.500%-6.500%, 11/1/37,
Federal National Mortgage Assn.
5.500%–6.000%, 11/1/37)
(Cost $387,000)		4.630%	12/3/07	387,000	387,000	0.8%
Total Investments (Cost $40,468,803)					50,600,630	99.7%
Other Assets and Liabilities
Other Assets—Note C					564,217	1.1%
Liabilities					(390,398)	(0.8%)
					173,819	0.3%
Net Assets					50,774,449	100.0%

At November 30, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	38,255,203
Undistributed Net Investment Income	292,895
Accumulated Net Realized Gains	2,093,912
Unrealized Appreciation
Investment Securities	10,131,827
Foreign Currencies	612
Net Assets	50,774,449

Investor Shares—Net Assets
Applicable to 909,930,374 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,451,452
Net Asset Value Per Share—Investor Shares	$34.56

Admiral Shares—Net Assets
Applicable to 323,618,348 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,322,997
Net Asset Value Per Share—Admiral Shares	$59.71

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $1,905,799, representing 3.8% of net assets.

3  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Dividends[1]	748,458
Interest	895,501
Security Lending	6,314
Total Income	1,650,273
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,637
Performance Adjustment	4,163
The Vanguard Group—Note C
Management and Administrative
Investor Shares	57,177
Admiral Shares	14,565
Marketing and Distribution
Investor Shares	6,015
Admiral Shares	2,888
Custodian Fees	432
Auditing Fees	24
Shareholders’ Reports
Investor Shares	567
Admiral Shares	59
Trustees’ Fees and Expenses	66
Total Expenses	109,593
Expenses Paid Indirectly—Note D	(747)
Net Expenses	108,846
Net Investment Income	1,541,427
Realized Net Gain (Loss)
Investment Securities Sold	2,212,879
Foreign Currencies	(423)
Realized Net Gain (Loss)	2,212,456
Change in Unrealized Appreciation (Depreciation)
Investment Securities	889,537
Foreign Currencies	576
Change in Unrealized Appreciation (Depreciation)	890,113
Net Increase (Decrease) in Net Assets Resulting from Operations	4,643,996

1  Dividends are net of foreign withholding taxes of $19,332,000.

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,541,427	1,301,162
Realized Net Gain (Loss)	2,212,456	2,008,324
Change in Unrealized Appreciation (Depreciation)	890,113	2,438,104
Net Increase (Decrease) in Net Assets Resulting from Operations	4,643,996	5,747,590
Distributions
Net Investment Income
Investor Shares	(925,794)	(838,099)
Admiral Shares	(551,301)	(442,134)
Realized Capital Gain[1]
Investor Shares	(1,219,716)	(811,700)
Admiral Shares	(660,286)	(390,028)
Total Distributions	(3,357,097)	(2,481,961)
Capital Share Transactions—Note G
Investor Shares	1,339,575	1,104,904
Admiral Shares	2,978,921	2,222,170
Net Increase (Decrease) from Capital Share Transactions	4,318,496	3,327,074
Total Increase (Decrease)	5,605,395	6,592,703
Net Assets
Beginning of Period	45,169,054	38,576,351
End of Period[2]	50,774,449	45,169,054

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $179,815,000 and $80,197,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $292,895,000 and $228,986,000.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$33.76	$31.34	$30.54	$27.69	$25.27
Investment Operations
Net Investment Income	1.059	.982	.886	.865	.77
Net Realized and Unrealized Gain (Loss)
on Investments	2.172	3.392	1.718	2.800	2.42
Total from Investment Operations	3.231	4.374	2.604	3.665	3.19
Distributions
Dividends from Net Investment Income	(1.030)	(.980)	(.895)	(.815)	(.77)
Distributions from Realized Capital Gains	(1.401)	(.974)	(.909)	—	—
Total Distributions	(2.431)	(1.954)	(1.804)	(.815)	(.77)
Net Asset Value, End of Period	$34.56	$33.76	$31.34	$30.54	$27.69

Total Return[1]	10.09%	14.69%	8.86%	13.44%	12.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,451	$29,318	$26,074	$27,503	$23,108
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.30%	0.29%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	3.14%	3.10%	2.93%	2.99%	3.00%
Portfolio Turnover Rate	23%	25%	24%	24%	28%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$58.32	$54.15	$52.76	$47.84	$43.66
Investment Operations
Net Investment Income	1.894	1.768	1.61	1.561	1.383
Net Realized and Unrealized Gain (Loss)
on Investments	3.762	5.849	2.97	4.831	4.183
Total from Investment Operations	5.656	7.617	4.58	6.392	5.566
Distributions
Dividends from Net Investment Income	(1.847)	(1.765)	(1.62)	(1.472)	(1.386)
Distributions from Realized Capital Gains	(2.419)	(1.682)	(1.57)	—	—
Total Distributions	(4.266)	(3.447)	(3.19)	(1.472)	(1.386)
Net Asset Value, End of Period	$59.71	$58.32	$54.15	$52.76	$47.84

Total Return	10.23%	14.82%	9.02%	13.57%	13.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,323	$15,851	$12,503	$5,392	$3,878
Ratio of Total Expenses to
Average Net Assets[1]	0.16%	0.17%	0.15%	0.17%	0.23%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.23%	3.09%	3.13%	3.12%
Portfolio Turnover Rate	23%	25%	24%	24%	28%

1  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended November 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $4,163,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $4,226,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $590,000 and custodian fees by $157,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2007, the fund realized net foreign currency losses of $423,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $118,759,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2007, the fund had $537,912,000 of ordinary income and $1,918,429,000 of long-term capital gains available for distribution.

At November 30, 2007, the cost of investment securities for tax purposes was $40,468,803,000. Net unrealized appreciation of investment securities for tax purposes was $10,131,827,000, consisting of unrealized gains of $10,782,201,000 on securities that had risen in value since their purchase and $650,374,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2007, the fund purchased $12,749,164,000 of investment securities and sold $8,276,047,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,009,880,000 and $2,756,188,000, respectively.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,397,668	131,141	4,041,031	128,182
Issued in Lieu of Cash Distributions	2,085,425	63,552	1,596,982	51,935
Redeemed	(5,143,518)	(153,255)	(4,533,109)	(143,551)
Net Increase (Decrease)—Investor Shares	1,339,575	41,438	1,104,904	36,566
Admiral Shares
Issued	3,762,459	64,899	2,912,397	53,262
Issued in Lieu of Cash Distributions	1,125,382	19,841	768,878	14,470
Redeemed	(1,908,920)	(32,927)	(1,459,105)	(26,834)
Net Increase (Decrease)—Admiral Shares	2,978,921	51,813	2,222,170	40,898

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,809,059,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $663,577,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 32.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares[1]
Periods Ended November 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.09%	11.98%	8.63%
Returns After Taxes on Distributions	8.47	10.74	6.61
Returns After Taxes on Distributions and Sale of Fund Shares	7.53	9.91	6.40

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,017.94	$1.21
Admiral Shares	1,000.00	1,018.50	0.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.87	$1.22
Admiral Shares	1,000.00	1,024.37	0.71

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has approved a new investment advisory agreement with Wellington Management Company, LLP . The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most-respected institutional managers. The firm has advised the Wellington Fund since its inception in 1929.

The two senior portfolio managers for the fund, Edward P. Bousa and John C. Keogh, each have over two decades of industry experience and are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen a significant growth in assets in the past decade.

The board concluded that Wellington Management has provided high-quality advisory services for the Wellington Fund and has demonstrated strong organizational depth and stability over both the short and long term. In addition, the board concluded that the asset-based advisory fee schedule should be adjusted to reflect the fair-market value of Wellington Management’s services, to support the firm’s ability to continue to attract and recruit top investment talent, and to enhance its organizational depth and stability. The new schedule is expected to impact the fund’s expense ratio by approximately 0.01%.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted the approval of the new advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the performance results have been excellent. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio, after the adjustment, is far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate is also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Wellington, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012008

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2007
		Market
		Value
	Shares	($000)

Common Stocks (64.9%)
Consumer Discretionary (4.3%)
* Comcast Corp. Class A	18,195,600	373,738
McDonald’s Corp.	6,216,100	363,455
Time Warner, Inc.	14,384,100	248,269
Honda Motor Co., Ltd ADR	6,388,000	219,811
The Walt Disney Co.	5,955,800	197,435
Staples, Inc.	8,232,900	195,120
* Viacom Inc. Class B	4,482,800	188,367
NIKE, Inc. Class B	2,220,700	145,789
CBS Corp.	5,093,100	139,704
Home Depot, Inc.	3,542,300	101,168
		2,172,856
Consumer Staples (7.9%)
The Procter & Gamble Co.	8,195,375	606,458
Wal-Mart Stores, Inc.	11,578,200	554,596
Altria Group, Inc.	6,206,800	481,399
PepsiCo, Inc.	5,979,500	461,498
Nestle SA ADR	3,505,300	419,059
Colgate-Palmolive Co.	4,291,600	343,671
The Coca-Cola Co.	4,753,100	295,167
Sysco Corp.	7,166,900	232,996
Kimberly-Clark Corp.	3,322,000	231,909
SABMiller PLC	8,021,882	228,111
British American Tobacco PLC	1,942,540	75,446
SABMiller PLC ADR	1,261,800	36,245
Walgreen Co.	877,200	32,097
		3,998,652
Energy (10.4%)
Chevron Corp.	9,763,100	856,907
ExxonMobil Corp.	9,001,200	802,547
Total SA ADR	9,809,900	793,817
ConocoPhillips Co.	6,813,263	545,333
EnCana Corp.	7,231,304	471,842
Royal Dutch Shell PLC ADR Class A	5,108,810	416,010
Schlumberger Ltd.	3,255,800	304,254
XTO Energy, Inc.	4,790,000	296,118
Eni SpA ADR	3,434,700	245,787
Anadarko Petroleum Corp.	4,256,800	240,935
Petroleo Brasileiro SA ADR	2,237,000	215,423
Sasol Ltd. Sponsored ADR	2,495,500	126,122
		5,315,095
Financials (10.1%)
Bank of America Corp.	17,663,999	814,840
State Street Corp.	5,742,300	458,752
UBS AG (New York Shares)	8,134,800	410,645
American International Group, Inc.	6,841,500	397,696

1

ACE Ltd.	6,205,900	371,299
Citigroup, Inc.	10,937,100	364,205
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,742,626	318,075
ING Groep NV - Sponsored ADR	7,469,500	289,667
The Hartford Financial Services Group Inc.	2,926,400	278,944
Wachovia Corp.	5,741,000	246,863
Prudential Financial, Inc.	2,422,900	228,092
PNC Financial Services Group	2,673,700	195,741
Merrill Lynch & Co., Inc.	2,719,600	163,013
MBIA, Inc.	3,796,900	138,625
Freddie Mac	3,441,500	120,693
Capital One Financial Corp.	2,039,400	108,720
JPMorgan Chase & Co.	2,331,776	106,376
Morgan Stanley	1,949,800	102,793
		5,115,039
Health Care (7.4%)
Eli Lilly & Co.	12,103,600	640,886
Abbott Laboratories	10,834,800	623,109
Schering-Plough Corp.	15,670,700	490,493
Medtronic, Inc.	9,505,700	483,365
Bristol-Myers Squibb Co.	14,225,200	421,493
Wyeth	7,177,000	352,391
Teva Pharmaceutical Industries Ltd. Sponsored ADR	5,854,900	261,304
AstraZeneca Group PLC ADR	4,576,900	216,853
Sanofi-Aventis ADR	4,460,303	211,686
UCB SA	1,194,111	56,772
		3,758,352
Industrials (7.8%)
General Electric Co.	24,908,700	953,754
Deere & Co.	3,825,300	657,186
Lockheed Martin Corp.	3,015,000	333,670
Waste Management, Inc.	9,108,800	312,614
Canadian National Railway Co.	6,312,300	309,555
United Parcel Service, Inc.	3,707,300	273,154
3M Co.	2,201,800	183,322
Avery Dennison Corp.	3,371,100	175,668
General Dynamics Corp.	1,862,400	165,344
Parker Hannifin Corp.	1,890,250	150,142
FedEx Corp.	1,315,200	129,508
Illinois Tool Works, Inc.	1,804,400	100,144
Northrop Grumman Corp.	1,078,279	84,958
Emerson Electric Co.	1,438,400	82,017
Honeywell International Inc.	935,827	52,986
		3,964,022
Information Technology (6.2%)
International Business Machines Corp.	6,332,600	666,063
Microsoft Corp.	9,485,900	318,726
Accenture Ltd.	7,753,500	267,961

2

	Applied Materials, Inc.		13,885,300	261,460
	Texas Instruments, Inc.		7,966,800	251,512
	Automatic Data Processing, Inc.		5,018,400	226,129
	ASML Holding NV		5,910,023	206,561
	Hewlett-Packard Co.		2,971,800	152,037
	Keyence Corp.		648,700	150,795
*	Autodesk, Inc.		3,011,900	141,830
	Canon, Inc.		2,475,511	130,576
	QUALCOMM Inc.		2,906,800	118,539
	Intel Corp.		3,516,200	91,702
	ASML Holding NV (New York Shares)		2,392,144	83,127
*	Nortel Networks Corp.		3,050,300	51,367
	Maxim Integrated Products, Inc.		1,553,200	36,019
				3,154,404
Materials (3.7%)
	E.I. du Pont de Nemours & Co.		7,598,800	350,685
	Syngenta AG ADR		6,251,600	309,767
	International Paper Co.		8,148,100	274,998
	Companhia Vale do Rio Doce ADR		6,777,372	234,361
	Alcoa Inc.		6,252,500	227,403
	Rohm & Haas Co.		3,977,800	216,273
	Air Products & Chemicals, Inc.		1,428,000	141,429
	Newmont Mining Corp. (Holding Co.)		2,337,600	116,155
				1,871,071
Telecommunication Services (3.2%)
	AT&T Inc.		32,067,385	1,225,295
	Verizon Communications Inc.		8,178,400	353,389
	France Telecom SA		1,557,879	59,039
				1,637,723
Utilities (3.9%)
	Exelon Corp.		9,011,400	730,554
	FPL Group, Inc.		6,014,800	419,592
	Dominion Resources, Inc.		6,881,800	325,027
	PG&E Corp.		4,764,600	220,458
	Veolia Environment ADR	2,052,300	190,453
	Progress Energy, Inc.		1,710,500	83,507
				1,969,591

Total Common Stocks (Cost $22,944,879)				32,956,805
Preferred Stock (0.1%)
**	Federal Home Loan Mortgage Corp. 8.375% (Cost $31,185)		1,247,400	31,871

3

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.7%)
Agency Notes (0.1%)
	Private Export Funding Corp.	3.375%	2/15/09	33,300	33,134
Mortgage-Backed Securities (2.6%)
	Conventional Mortgage-Backed Securities (2.3%)
1,2	Federal National Mortgage Assn.	6.000%	12/1/08-9/1/21	763	766
1	Government National Mortgage Assn.	5.000%	1/15/30-12/15/35	362,821	360,985
1	Government National Mortgage Assn.	5.500%	1/15/29-4/15/36	718,367	728,934
1	Government National Mortgage Assn.	6.000%	3/15/28-1/15/33	37,113	38,340
1	Government National Mortgage Assn.	6.500%	1/15/31-1/15/32	17,085	17,810
1	Government National Mortgage Assn.	7.000%	11/15/31-11/15/33	14,178	14,919
1	Government National Mortgage Assn.	8.000%	6/15/17	47	49
	Nonconventional Mortgage-Backed Securities (0.3%)
1,2	Federal Home Loan Mortgage Corp.	4.000%	3/15/19-9/15/19	68,295	62,883
1,2	Federal National Mortgage Assn.	4.000%	2/25/19	19,895	18,322
1,2	Federal National Mortgage Assn.	4.517%	5/1/13	17,518	17,522
1,2	Federal National Mortgage Assn.	4.890%	1/1/14	24,749	25,101
1,2	Federal National Mortgage Assn.	5.014%	2/1/13	17,456	17,822
1	Government National Mortgage Assn.	5.500%	6/16/23	19,858	19,968
					1,323,421
Total U.S. Government and Agency Obligations (Cost $1,348,491)					1,356,555
Corporate Bonds (28.3%)
Asset-Backed/Commercial
Mortgage-Backed Securities (4.5%)
1	Adjustable Rate Mortgage Trust	5.689%	3/25/36	12,181	11,780
1	Advanta Business Card Master Trust	4.750%	1/20/11	13,150	13,131
1,3	Aesop Funding II LLC	3.950%	4/20/09	29,626	29,602
1,3	American Mortgage Trust	5.419%	4/15/37	50,075	51,041
1	Banc of America Commercial Mortgage, Inc.	5.451%	1/15/49	50,000	49,367
1	Banc of America Commercial Mortgage, Inc.	5.740%	5/10/45	41,450	42,237
1	Bank One Issuance Trust	3.450%	10/17/11	40,000	39,524
1	Bank One Issuance Trust	3.860%	6/15/11	40,000	39,641
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	17,250	17,876
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.631%	4/12/38	28,720	28,857
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.243%	12/11/38	23,425	21,995

4

1	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	25,000	24,341
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.674%	6/11/41	20,960	20,019
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	20,300	20,427
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.582%	9/11/41	20,750	20,004
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.537%	10/12/41	37,215	37,125
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.825%	11/11/41	49,980	48,000
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.933%	2/13/42	19,160	18,620
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	24,700	23,834
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.301%	10/12/42	49,915	49,229
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.331%	2/11/44	40,630	39,800
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.471%	1/12/45	38,965	38,524
1	California Infrastructure & Economic Development Bank
	Special Purpose Trust SCE-1	6.420%	12/26/09	3,493	3,494
1	CarMax Auto Owner Trust	4.910%	1/18/11	21,520	21,556
1	Chase Commercial Mortgage Securities Corp.	6.390%	11/18/30	23,259	23,501
1	Chase Issuance Trust	4.650%	12/17/12	40,000	40,318
1	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.225%	7/15/44	44,400	44,152
1	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	25,000	24,512
1	Commercial Mortgage Pass-Through Certificates	5.961%	6/10/46	49,000	50,001
1	Countrywide Home Loans	6.000%	5/25/37	20,198	20,321
1	Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	39,605	39,623
1	Credit Suisse Mortgage Capital Certificates	5.609%	2/15/39	50,000	50,137
1	DaimlerChrysler Auto Trust	4.980%	2/8/11	18,435	18,418
1	GS Mortgage Securities Corp. II	5.396%	8/10/38	25,100	24,980
1	GS Mortgage Securities Corp. II	4.751%	7/10/39	20,000	19,213
1	GS Mortgage Securities Corp. II	5.560%	11/10/39	15,000	14,997
1,4	GSAMP Trust	5.049%	11/25/35	17,163	17,055
1	GSR Mortgage Loan Trust	5.790%	5/25/47	45,558	44,976
1	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	47,700	46,666
1	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	25,535	25,367
1	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	10,000	9,865
1	Greenwich Capital Commercial Funding Corp.	5.444%	3/10/39	50,095	49,962
1	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	48,375	46,289
1	Honda Auto Receivables Owner Trust	3.820%	5/21/10	20,056	19,887
1	Household Automotive Trust	5.280%	9/17/11	60,000	60,463
1,4	JP Morgan Mortgage Acquisition Corp.	4.899%	5/25/37	16,640	15,676
1	JPMorgan Chase Commercial Mortgage Securities	4.899%	1/12/37	25,440	24,542
1	JPMorgan Chase Commercial Mortgage Securities	5.344%	12/15/44	50,000	49,668
1	JPMorgan Chase Commercial Mortgage Securities	6.065%	4/15/45	12,655	13,002
1	JPMorgan Chase Commercial Mortgage Securities	5.440%	6/12/47	50,000	49,356
1	LB-UBS Commercial Mortgage Trust	4.954%	9/15/30	14,119	13,728
1	LB-UBS Commerical Mortgage Trust	6.462%	3/15/31	18,325	19,536
1	LB-UBS Commercial Mortgage Trust	5.883%	6/15/38	43,851	45,098
1	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	50,000	49,258
1,3	Marriott Vacation Club Owner Trust	5.362%	10/20/28	11,618	11,767
1	Morgan Stanley Capital I	5.984%	8/12/41	50,000	51,561
1	Morgan Stanley Capital I	4.780%	12/13/41	50,000	47,815
1	Morgan Stanley Capital I	5.230%	9/15/42	16,905	16,688
1	Morgan Stanley Capital I	4.700%	7/15/56	38,470	36,586
1	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	26,000	25,691
1	Morgan Stanley Dean Witter Capital I	5.364%	3/15/44	25,000	24,514
1	Morgan Stanley Dean Witter Capital I	5.514%	11/12/49	27,043	26,846
1	Morgan Stanley Dean Witter Capital II	5.447%	2/12/44	50,000	49,381

5

1	Morgan Stanley Mortgage Loan Trust	6.000%	8/25/37	17,552	17,896
1	Nissan Auto Lease Trust	5.110%	3/15/10	40,000	40,147
1	Nomura Asset Securities Corp.	6.690%	3/15/30	13,000	13,952
1	Nomura Asset Securities Corp.	6.590%	3/15/30	5,769	5,803
1	PSE&G Transition Funding LLC	6.450%	3/15/13	10,000	10,486
1	Sequoia Mortgage Trust	5.822%	2/20/47	69,975	70,342
1	USAA Auto Owner Trust	4.130%	11/15/11	24,000	23,809
1	WFS Financial Owner Trust	3.930%	2/17/12	25,216	25,083
1	Wachovia Auto Owner Trust	4.930%	11/20/12	25,000	25,064
1	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	25,000	24,499
1	Wells Fargo Mortgage Backed Securities Trust	6.028%	9/25/36	37,064	37,394
1	World Omni Auto Receivables Trust	3.820%	11/14/11	9,255	9,163
					2,275,078
Finance (11.8%)
	Banking (4.6%)
	BB&T Corp.	5.250%	11/1/19	8,000	7,693
	BB&T Corp.	4.900%	6/30/17	8,045	7,604
1,3	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	48,174
	Bank One Corp.	7.875%	8/1/10	15,000	16,210
	Bank of America Corp.	5.875%	2/15/09	25,000	25,404
	Bank of America Corp.	4.375%	12/1/10	10,000	9,974
	Bank of America Corp.	5.300%	3/15/17	68,000	65,542
	Bank of America Corp.	5.625%	3/8/35	96,180	81,119
	Bank of America Corp.	6.000%	10/15/36	30,000	28,741
	Bank of New York Mellon	5.125%	11/1/11	44,000	44,552
	Bank of New York Mellon	4.950%	11/1/12	30,000	30,183
	Bank of New York Mellon	4.950%	3/15/15	58,655	57,708
3	Barclays Bank PLC	5.926%	12/15/49	70,000	63,641
	Citicorp	6.375%	11/15/08	15,000	15,162
	Citigroup, Inc.	4.625%	8/3/10	19,400	19,339
	Citigroup, Inc.	6.125%	11/21/17	64,960	67,044
	Citigroup, Inc.	5.300%	10/17/12	50,000	50,686
	Citigroup, Inc.	5.850%	8/2/16	30,000	30,469
	Citigroup, Inc.	6.625%	6/15/32	45,000	45,866
	Citigroup, Inc.	6.125%	8/25/36	30,000	28,664
	Credit Suisse First Boston USA, Inc.	4.700%	6/1/09	45,000	45,004
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	15,000	15,988
	Deutsche Bank AG London	5.375%	10/12/12	41,245	42,347
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	57,203
	Fifth Third Bank	4.200%	2/23/10	60,000	59,549
	Golden West Financial Corp.	4.750%	10/1/12	10,000	9,890
3	HBOS Treasury Services PLC	6.000%	11/1/33	80,500	81,479
	HSBC Bank USA	4.625%	4/1/14	19,710	19,096
	HSBC Holdings PLC	6.500%	5/2/36	25,000	23,553
	Huntington National Bank	4.900%	1/15/14	16,375	16,113
	Huntington National Bank	5.500%	2/15/16	16,000	16,169
	JPMorgan Chase & Co.	4.500%	11/15/10	25,000	24,858
	JPMorgan Chase & Co.	6.750%	2/1/11	25,115	26,234
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	49,174
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	38,998
	Mellon Bank NA	4.750%	12/15/14	4,750	4,623
	Mellon Funding Corp.	5.000%	12/1/14	30,000	29,108
3	Mizuho Finance (Cayman)	5.790%	4/15/14	50,000	51,067

6

	National City Bank	4.150%	8/1/09	8,630	8,573
	National City Bank	7.250%	7/15/10	25,000	26,327
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	21,308
	National City Corp.	3.200%	4/1/08	10,000	9,925
	National City Corp.	6.875%	5/15/19	13,950	14,692
	Northern Trust Co.	5.300%	8/29/11	36,320	37,434
	Northern Trust Co.	5.200%	11/9/12	34,940	36,184
	Northern Trust Co.	4.600%	2/1/13	5,925	5,774
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	14,805	16,166
	PNC Bank NA	4.875%	9/21/17	50,000	46,690
	Paribas NY	6.950%	7/22/13	40,000	43,768
	Regions Bank	6.450%	6/26/37	26,000	26,145
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	42,927
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	9,379
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	18,901
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	9,126
3	Santander U.S. Debt, S.A. Unipersonal	4.750%	10/21/08	47,100	47,570
	State Street Corp.	5.375%	4/30/17	76,315	76,909
	SunTrust Banks, Inc.	4.250%	10/15/09	9,680	9,717
	UBS AG	5.875%	7/15/16	60,000	62,829
	UFJ Finance Aruba AEC	6.750%	7/15/13	50,000	54,417
	US Bank NA	6.375%	8/1/11	17,940	19,056
	US Bank NA	6.300%	2/4/14	30,000	31,544
	Wachovia Bank NA	4.375%	8/15/08	15,000	14,892
	Wachovia Bank NA	6.600%	1/15/38	60,000	59,875
	Wachovia Corp.	4.375%	6/1/10	19,400	19,325
	Washington Mutual Bank	6.875%	6/15/11	15,000	14,136
	Washington Mutual Bank	5.125%	1/15/15	10,000	8,315
	Washington Mutual, Inc.	5.250%	9/15/17	27,005	21,530
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,804
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,099
	Wells Fargo & Co.	5.250%	10/23/12	50,000	51,719
	Wells Fargo & Co.	4.950%	10/16/13	15,000	14,614
	Wells Fargo & Co.	5.125%	9/15/16	25,000	24,153
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,245
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,776
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,842
	World Savings Bank, FSB	4.125%	12/15/09	33,045	32,826
	Brokerage (1.8%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22,605	22,868
	Dean Witter, Discover & Co.	6.750%	10/15/13	25,775	26,925
	Dean Witter, Discover & Co.	7.070%	2/10/14	17,500	18,484
	Goldman Sachs Group, Inc.	5.000%	1/15/11	30,000	30,362
	Goldman Sachs Group, Inc.	5.300%	2/14/12	75,000	76,382
	Goldman Sachs Group, Inc.	5.350%	1/15/16	70,000	69,010
	Goldman Sachs Group, Inc.	5.625%	1/15/17	40,000	39,596
	Goldman Sachs Group, Inc.	6.450%	5/1/36	50,000	47,764
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	25,000	24,871
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	50,000	50,704
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	50,000	48,128
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	25,000	24,079
	Lehman Brothers Holdings, Inc.	6.875%	7/17/37	50,000	49,359
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	30,000	30,551

7

	Merrill Lynch & Co., Inc.	6.050%	5/16/16	70,000	69,595
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	48,000	49,081
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	25,000	23,329
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	30,000	26,503
	Morgan Stanley Dean Witter	4.000%	1/15/10	10,000	9,847
	Morgan Stanley Dean Witter	6.600%	4/1/12	20,000	21,087
	Morgan Stanley Dean Witter	4.750%	4/1/14	70,000	65,664
	Morgan Stanley Dean Witter	5.450%	1/9/17	70,000	68,728
	Morgan Stanley Dean Witter	6.250%	8/9/26	20,000	19,279
	Finance Companies (1.8%)
	American Express Bank, FSB	5.550%	10/17/12	50,000	52,119
	American Express Centurion Bank	4.375%	7/30/09	10,000	9,963
	American Express Co.	4.750%	6/17/09	20,000	20,082
	American Express Credit Corp.	3.000%	5/16/08	30,000	29,718
3	American Express Travel	5.250%	11/21/11	35,000	35,489
	CIT Group, Inc.	4.125%	11/3/09	25,000	24,128
	CIT Group, Inc.	7.625%	11/30/12	27,660	28,426
	Capital One Bank	6.500%	6/13/13	20,705	20,650
	Capital One Capital IV	6.745%	2/17/37	33,000	25,929
	Capital One Financial	5.700%	9/15/11	31,150	30,164
	Countrywide Home Loan	5.625%	7/15/09	20,000	15,425
3	FGIC Corp.	6.000%	1/15/34	14,635	10,347
	General Electric Capital Corp.	6.125%	2/22/11	19,400	20,328
	General Electric Capital Corp.	5.875%	2/15/12	30,000	31,421
	General Electric Capital Corp.	8.125%	5/15/12	30,000	34,041
	General Electric Capital Corp.	6.000%	6/15/12	15,000	15,807
	General Electric Capital Corp.	5.250%	10/19/12	60,000	61,582
	General Electric Capital Corp.	5.450%	1/15/13	40,000	41,333
	General Electric Capital Corp.	5.400%	2/15/17	20,000	20,334
	General Electric Capital Corp.	6.750%	3/15/32	30,000	34,339
	General Electric Capital Corp.	6.150%	8/7/37	37,800	40,403
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,406
	HSBC Finance Corp.	6.375%	10/15/11	75,000	76,940
	HSBC Finance Corp.	5.500%	1/19/16	25,000	24,856
	International Lease Finance Corp.	5.400%	2/15/12	50,000	50,224
	International Lease Finance Corp.	5.300%	5/1/12	50,000	49,983
	Norwest Financial, Inc.	6.250%	12/15/07	35,000	35,011
	Transamerica Financial Corp.	6.400%	9/15/08	29,265	29,579
1,3	US Trade Funding Corp.	4.260%	11/15/14	18,160	18,587
	Insurance (3.0%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	25,095
3	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	63,089
	Allstate Corp.	7.200%	12/1/09	40,000	42,329
	Allstate Corp.	5.000%	8/15/14	10,000	9,795
1	Allstate Corp.	6.125%	5/15/37	30,000	29,362
1	Allstate Corp.	6.500%	5/15/57	20,000	18,860
	Ambac, Inc.	7.500%	5/1/23	25,000	23,261
	American International Group, Inc.	4.700%	10/1/10	34,400	34,436
	American International Group, Inc.	6.250%	3/15/37	24,040	21,648
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	49,940
	Chubb Corp.	6.000%	5/11/37	50,000	48,435

8

	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	21,540
3	Farmers Exchange Capital	7.050%	7/15/28	25,000	25,388
3	Frank Russell Co.	5.625%	1/15/09	30,000	30,421
	General Reinsurance Corp.	9.000%	9/12/09	32,000	34,664
	Genworth Financial, Inc.	5.125%	9/15/11	47,825	48,668
	Genworth Financial, Inc.	5.750%	5/15/13	25,000	26,178
1	Genworth Financial, Inc.	6.150%	11/15/66	50,000	44,377
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	35,000	37,763
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	9,000	8,747
	Hartford Financial Services Group, Inc.	4.750%	3/1/14	15,000	14,699
	Hartford Life, Inc.	5.200%	2/15/11	24,185	24,640
	ING USA Global	4.500%	10/1/10	25,000	25,053
3	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	49,057
	John Hancock Financial Services	5.625%	12/1/08	16,080	16,288
3	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	34,895
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	25,000	25,840
3	MassMutual Global Funding II	3.500%	3/15/10	50,000	49,231
	Mercury General Corp.	7.250%	8/15/11	20,000	21,500
3	MetLife Global Funding I	4.500%	5/5/10	20,000	20,172
3	MetLife Global Funding I	5.125%	11/9/11	30,000	30,389
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	58,470
3	New York Life Global Funding	3.875%	1/15/09	4,285	4,272
3	New York Life Global Funding	5.250%	10/16/12	30,120	30,953
3	New York Life Insurance	5.875%	5/15/33	55,395	55,889
3	Pacific Life Global Funding	3.750%	1/15/09	38,415	38,199
	Principal Life Income Funding	5.125%	3/1/11	42,935	43,901
	Protective Life Secured Trust	3.700%	11/24/08	35,000	34,570
	Protective Life Secured Trust	4.850%	8/16/10	15,205	15,215
	Prudential Financial, Inc.	5.800%	6/15/12	25,080	25,978
	Prudential Financial, Inc.	4.750%	4/1/14	28,700	27,609
	Prudential Financial, Inc.	5.100%	9/20/14	10,000	9,793
3	TIAA Global Markets	5.125%	10/10/12	46,100	47,022
	Torchmark Corp.	7.875%	5/15/23	45,000	54,144
	UnitedHealth Group, Inc.	4.125%	8/15/09	23,950	23,973
	UnitedHealth Group, Inc.	4.750%	2/10/14	10,000	9,531
3	UnitedHealth Group, Inc.	6.000%	11/15/17	36,000	36,543
	XL Capital Ltd.	6.500%	1/15/12	50,000	52,776
	Real Estate Investment Trusts (0.5%)
	ERP Operating LP	5.375%	8/1/16	9,675	9,272
	Kimco Realty Corp.	5.783%	3/15/16	4,750	4,782
	ProLogis	5.625%	11/15/16	35,600	35,369
	Realy Income Corp.	6.750%	8/15/19	31,515	32,758
	Simon Property Group Inc.	5.100%	6/15/15	50,000	47,689
	Simon Property Group Inc.	6.100%	5/1/16	35,000	35,507
	Simon Property Group Inc.	5.875%	3/1/17	20,000	19,923
3	Westfield Group	5.700%	10/1/16	60,000	60,085
	Other (0.1%)
3	SovRisc BV	4.625%	10/31/08	50,000	50,543
					5,997,076
Industrial (9.9%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.500%	5/15/13	20,000	19,382
	Alcan, Inc.	7.250%	3/15/31	21,273	24,591
	Alcoa, Inc.	5.720%	2/23/19	37,403	37,009
	Alcoa, Inc.	5.870%	2/23/22	12,597	12,302
	BHP Billiton Finance	4.800%	4/15/13	15,000	15,029
	BHP Finance USA Ltd.	7.250%	3/1/16	15,000	16,679
	Dow Chemical Co.	6.125%	2/1/11	19,000	19,728

9

	Dow Chemical Co.	6.000%	10/1/12	50,000	52,098
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	24,930	24,943
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	17,560	17,493
	PPG Industries, Inc.	6.875%	2/15/12	9,355	10,286
1	Rohm & Haas Co.	9.800%	4/15/20	9,375	11,972
	Weyerhaeuser Co.	7.375%	3/15/32	25,000	25,018
	Capital Goods (1.2%)
	Boeing Capital Corp.	6.500%	2/15/12	40,000	43,170
	Boeing Co.	8.625%	11/15/31	9,460	13,039
	Boeing Co.	8.750%	9/15/31	9,800	13,653
	Caterpillar Financial Services Corp.	2.700%	7/15/08	25,000	24,667
	Caterpillar Financial Services Corp.	4.500%	6/15/09	10,000	9,992
	Caterpillar Financial Services Corp.	5.050%	12/1/10	25,000	25,492
	Caterpillar, Inc.	7.300%	5/1/31	10,000	12,072
	Deere & Co.	7.125%	3/3/31	25,000	29,746
	General Dynamics Corp.	4.250%	5/15/13	40,000	39,129
	General Electric Co.	5.250%	12/6/17	41,685	41,981
	Honeywell International, Inc.	7.500%	3/1/10	41,000	43,750
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	50,000	52,854
	John Deere Capital Corp.	5.350%	1/17/12	40,000	41,131
	John Deere Capital Corp.	5.100%	1/15/13	40,000	40,576
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	30,000	33,459
3	Siemens Financieringsmat	5.750%	10/17/16	89,650	90,149
	United Technologies Corp.	4.375%	5/1/10	27,575	27,759
	United Technologies Corp.	4.875%	5/1/15	9,675	9,619
	United Technologies Corp.	7.500%	9/15/29	19,230	22,953
	United Technologies Corp.	6.050%	6/1/36	20,325	21,095
	Communications (1.6%)
	AT&T Inc.	4.125%	9/15/09	30,000	29,842
	AT&T Inc.	5.100%	9/15/14	30,160	29,940
	AT&T Inc.	6.450%	6/15/34	73,115	75,504
	AT&T Inc.	6.800%	5/15/36	11,305	12,339
	AT&T Inc.	6.500%	9/1/37	19,675	20,588
	BellSouth Corp.	4.200%	9/15/09	10,000	9,948
	BellSouth Corp.	6.000%	10/15/11	25,000	26,398
	BellSouth Corp.	5.200%	9/15/14	20,000	19,933
	BellSouth Corp.	6.550%	6/15/34	32,225	33,652
	BellSouth Corp.	6.000%	11/15/34	11,995	11,888
	BellSouth Telecommunications	5.875%	1/15/09	15,000	15,218
	BellSouth Telecommunications	7.000%	12/1/95	27,600	29,016
	Chesapeake & Potomac Telephone Co.	7.150%	5/1/23	10,000	10,569
	Deutsche Telekom International Finance	8.000%	6/15/10	50,000	53,569
	France Telecom	7.750%	3/1/11	50,000	54,249
	New York Times Co.	4.500%	3/15/10	9,450	9,373
	Telefonica Europe BV	7.750%	9/15/10	50,000	54,075
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	34,684
	Verizon Communications Corp.	5.500%	4/1/17	50,000	50,621
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	10,896
	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	9,700
	Verizon Global Funding Corp.	7.750%	12/1/30	37,000	44,352
	Verizon Global Funding Corp.	5.850%	9/15/35	59,525	59,704
	Viacom Inc.	7.700%	7/30/10	40,000	42,628
	Vodafone AirTouch PLC	7.750%	2/15/10	10,000	10,583
	Vodafone Group PLC	5.000%	12/16/13	10,000	9,883
	Vodafone Group PLC	5.375%	1/30/15	40,000	39,569
	Consumer Cyclicals (1.8%)
	CVS Caremark Corp.	4.000%	9/15/09	30,000	29,971
	CVS Corp.	4.875%	9/15/14	35,000	34,124
	CVS Corp.	5.750%	6/1/17	16,285	16,322

10

	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	55,145	56,470
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	49,855	52,590
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	33,000	41,834
	Federated Retail Holding	5.900%	12/1/16	16,842	15,815
3	Harley-Davidson Inc.	3.625%	12/15/08	50,000	49,781
	Home Depot Inc.	3.750%	9/15/09	48,000	47,074
	Home Depot Inc.	4.625%	8/15/10	12,000	11,842
	Johnson Controls, Inc.	7.125%	7/15/17	36,300	41,154
	Kohl’s Corp.	6.000%	1/15/33	32,000	26,739
	Lowe’s Cos., Inc.	8.250%	6/1/10	12,870	14,157
	Lowe’s Cos., Inc.	6.875%	2/15/28	5,790	6,203
	Lowe’s Cos., Inc.	6.500%	3/15/29	39,900	41,121
	Lowe’s Cos., Inc.	5.500%	10/15/35	20,000	17,331
	Lowe’s Cos., Inc.	6.650%	9/15/37	25,905	25,844
	Target Corp.	3.375%	3/1/08	10,000	9,951
	Target Corp.	5.875%	3/1/12	40,000	41,477
	Target Corp.	5.875%	7/15/16	20,000	20,129
	The Walt Disney Co.	6.375%	3/1/12	20,000	21,290
	The Walt Disney Co.	4.700%	12/1/12	33,500	33,415
	The Walt Disney Co.	5.625%	9/15/16	30,000	31,277
	Time Warner, Inc.	5.500%	11/15/11	21,460	21,612
	Time Warner, Inc.	7.570%	2/1/24	20,000	21,336
	Time Warner, Inc.	6.950%	1/15/28	20,000	20,090
	Toyota Motor Credit Corp.	4.250%	3/15/10	20,000	20,305
	Wal-Mart Stores, Inc.	6.875%	8/10/09	12,000	12,512
	Wal-Mart Stores, Inc.	4.125%	2/15/11	40,000	39,685
	Wal-Mart Stores, Inc.	5.250%	9/1/35	18,000	15,732
	Western Union Co.	5.930%	10/1/16	60,000	60,493
	Consumer Noncyclicals (3.2%)
	Abbott Laboratories	5.600%	5/15/11	15,000	15,492
	Abbott Laboratories	4.350%	3/15/14	30,500	29,492
	Anheuser-Busch Cos., Inc.	5.000%	3/1/19	15,000	14,378
	Anheuser-Busch Cos., Inc.	6.500%	1/1/28	19,550	20,782
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	20,000	22,164
	Archer-Daniels-Midland Co.	7.000%	2/1/31	20,130	22,746
	AstraZeneca PLC	6.450%	9/15/37	48,385	52,254
	Baxter International, Inc.	5.900%	9/1/16	12,498	13,107
	Bristol-Myers Squibb Co.	5.875%	11/15/36	60,000	59,566
3	Cargill Inc.	4.375%	6/1/13	20,400	19,598
3	Cargill Inc.	6.000%	11/27/17	25,000	25,059
3	Cargill Inc.	6.875%	5/1/28	19,355	20,040
3	Cargill Inc.	6.125%	4/19/34	28,980	27,415
	Clorox Co.	4.200%	1/15/10	55,770	55,103
	Coca-Cola Co.	5.350%	11/15/17	85,000	86,847
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	42,441
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	11,501
	Coca-Cola HBC Finance	5.125%	9/17/13	43,000	43,527
	Coca-Cola HBC Finance	5.500%	9/17/15	17,440	17,918
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	16,808
	ConAgra Foods, Inc.	6.750%	9/15/11	5,982	6,305
	ConAgra Foods, Inc.	5.819%	6/15/17	9,503	9,572
	Diageo Capital PLC	3.375%	3/20/08	10,000	9,950
	Diageo Capital PLC	5.200%	1/30/13	46,045	46,575
	Eli Lilly & Co.	6.000%	3/15/12	45,000	48,197
	Fortune Brands Inc.	6.250%	4/1/08	30,000	30,098
	Fortune Brands Inc.	4.875%	12/1/13	20,000	19,411
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	33,730
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	42,158
	Hershey Foods Corp.	4.850%	8/15/15	9,620	9,362

11

	Kimberly-Clark Corp.	4.875%	8/15/15	30,000	30,107
	Kraft Foods, Inc.	6.250%	6/1/12	34,170	35,649
	Medtronic Inc.	4.375%	9/15/10	19,235	19,266
	Medtronic Inc.	4.750%	9/15/15	20,000	19,245
	Merck & Co.	5.125%	11/15/11	69,000	71,734
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	11,538
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	40,000	40,783
	Pepsico, Inc.	5.150%	5/15/12	50,000	51,340
	Pepsico, Inc.	4.650%	2/15/13	19,065	19,055
1	Procter & Gamble Co. ESOP	9.360%	1/1/21	57,994	74,171
3	SABMiller PLC	6.500%	7/1/16	50,000	53,774
	Schering-Plough Corp.	5.550%	12/1/13	39,000	39,558
	Schering-Plough Corp.	6.550%	9/15/37	10,000	10,532
	Sysco Corp.	5.375%	9/21/35	25,000	23,321
3	Tesco PLC	5.500%	11/15/17	50,000	51,275
	Unilever Capital Corp.	7.125%	11/1/10	77,000	83,364
	Unilever Capital Corp.	5.900%	11/15/32	27,000	27,256
	Warner-Lambert Co.	6.000%	1/15/08	16,000	16,009
	Wyeth	6.950%	3/15/11	30,000	32,103
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	33,587
	Energy (0.3%)
	Anadarko Petroleum Corp.	3.250%	5/1/08	15,000	14,836
	Apache Finance Canada	7.750%	12/15/29	19,910	24,625
	Conoco Funding Co.	6.350%	10/15/11	30,000	31,991
	Phillips Petroleum Co.	9.375%	2/15/11	20,000	23,114
	Suncor Energy, Inc.	7.150%	2/1/32	20,279	22,791
	Suncor Energy, Inc.	5.950%	12/1/34	20,700	21,243
	Technology (0.6%)
	Cisco Systems Inc.	5.250%	2/22/11	65,000	66,659
	Hewlett-Packard Co.	5.250%	3/1/12	75,000	77,209
	IBM International Group Capital	5.050%	10/22/12	50,000	50,671
	International Business Machines Corp.	8.375%	11/1/19	25,000	31,321
	International Business Machines Corp.	5.875%	11/29/32	25,000	25,255
	Intuit Inc.	5.400%	3/15/12	19,610	19,954
	Pitney Bowes Credit Corp.	8.550%	9/15/09	41,890	45,018
	Transportation (0.5%)
1	Continental Airlines, Inc.	5.983%	4/19/22	31,465	30,285
3	ERAC USA Finance Co.	7.350%	6/15/08	29,805	30,113
3	ERAC USA Finance Co.	5.600%	5/1/15	6,960	6,707
3	ERAC USA Finance Co.	5.900%	11/15/15	19,500	19,115
3	ERAC USA Finance Co.	5.800%	10/15/12	12,835	13,047
3	ERAC USA Finance Co.	7.000%	10/15/37	26,175	26,149
1	Federal Express Corp.	6.720%	1/15/22	37,872	40,354
1	Southwest Airlines Co.	7.540%	6/29/15	30,772	33,412
	Southwest Airlines Co.	5.750%	12/15/16	46,500	46,602
1	Southwest Airlines Co.	6.150%	8/1/22	24,140	25,233
	Industrial Other (0.1%)
	Dover Corp.	6.500%	2/15/11	26,518	28,217
	Snap-On Inc.	6.250%	8/15/11	34,990	37,212
					5,035,609
Utilities (2.1%)
	Electric Utilities (1.8%)
	Alabama Power Co.	5.550%	2/1/17	17,650	18,045
	Alabama Power Co.	5.700%	2/15/33	15,000	14,787
	Carolina Power & Light Co.	5.950%	3/1/09	20,000	20,396
	Central Illinois Public Service	6.125%	12/15/28	54,000	52,800
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,624
	Consolidated Edison Co. of New York	6.450%	12/1/07	20,000	20,001
	Consolidated Edison Co. of New York	5.500%	9/15/16	20,930	21,105

12

	Consolidated Edison Co. of New York	5.300%	12/1/16	25,505	25,653
	Consolidated Edison, Inc.	3.625%	8/1/08	20,000	19,821
3	EDP Finance BV	5.375%	11/2/12	40,745	41,743
3	Enel Finance International	6.800%	9/15/37	38,515	41,046
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,708
	Florida Power & Light Co.	5.550%	11/1/17	9,835	10,107
	Florida Power & Light Co.	5.650%	2/1/35	40,000	39,142
	Florida Power & Light Co.	4.950%	6/1/35	10,000	8,830
	Florida Power & Light Co.	5.650%	2/1/37	5,000	4,890
	Florida Power Corp.	6.350%	9/15/37	8,000	8,528
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	25,057
	National Rural Utilities Cooperative Finance Corp.	5.750%	12/1/08	50,000	50,423
	Northern States Power Co.	6.250%	6/1/36	50,000	52,634
	PPL Energy Supply LLC	6.200%	5/15/16	30,000	29,750
	PacifiCorp	5.900%	8/15/34	12,500	12,487
	Public Service Electric & Gas	4.000%	11/1/08	40,500	40,133
	Public Service Electric & Gas	5.800%	5/1/37	50,000	50,441
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,219
	Southern California Edison Co.	6.000%	1/15/34	7,695	7,851
	Southern California Edison Co.	5.550%	1/15/37	43,225	41,435
	Southern Co.	5.300%	1/15/12	13,300	13,561
	Southwestern Electric Power	5.550%	1/15/17	30,000	29,644
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	21,403
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	16,903
	Wisconsin Power & Light Co.	7.625%	3/1/10	20,000	21,527
	Wisconsin Public Service	6.080%	12/1/28	45,000	46,478
	Natural Gas (0.3%)
	British Transco Finance	6.625%	6/1/18	50,000	54,906
3	Duke Energy Field Services	6.450%	11/3/36	30,325	30,098
	KeySpan Corp.	4.650%	4/1/13	9,000	8,933
	National Grid PLC	6.300%	8/1/16	30,000	31,552
	San Diego Gas & Electric	6.000%	6/1/26	3,600	3,678
	Wisconsin Gas Co.	6.600%	9/15/13	13,100	14,479
	Utilities Other (0.0%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	38,566
					1,074,384

Total Corporate Bonds (Cost $14,305,243)					14,382,147
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
	African Development Bank	4.500%	1/15/09	50,000	50,648
3	Corporacion Nacional del Cobre	6.150%	10/24/36	25,000	24,938
3	Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,518
	European Investment Bank	4.000%	3/3/10	40,000	40,409
	Inter-American Development Bank	7.375%	1/15/10	40,000	42,757
	Inter-American Development Bank	4.375%	9/20/12	40,000	40,895
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	39,326
	Japan Bank International	4.750%	5/25/11	70,000	71,778
	Japan Finance Corp.	4.625%	4/21/15	75,000	75,029
	Kreditanstalt fur Wiederaufbau	7.000%	3/1/13	10,000	11,518
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	50,000	50,243
	Oesterreichische Kontrollbank	4.250%	10/6/10	25,000	25,396
	Oesterreichische Kontrollbank	4.500%	3/9/15	50,000	50,034
	Province of British Columbia	4.300%	5/30/13	40,000	39,830
	Province of Manitoba	4.450%	4/12/10	57,000	57,609
	Province of Ontario	4.375%	2/15/13	40,000	40,869
	Province of Ontario	4.500%	2/3/15	35,000	35,130

13

	Province of Quebec	4.875%	5/5/14	25,000	26,100
	Province of Quebec	5.125%	11/14/16	50,000	51,690
	Quebec Hydro Electric	6.300%	5/11/11	40,000	42,926
	Republic of Italy	4.500%	1/21/15	50,000	49,125
	Republic of South Africa	6.500%	6/2/14	21,900	23,396
	State of Israel	5.500%	11/9/16	30,000	31,557
	Swedish Export Credit Corp.	4.625%	2/17/09	60,000	60,516
3	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	47,180	46,236

Total Sovereign Bonds (Cost $1,026,168)					1,038,473
Taxable Municipal Bonds (0.9%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	14,683
5	Chelan County WA Public Util. Dist.	7.100%	6/1/08	12,000	12,158
	Illinois (Taxable Pension) GO	5.100%	6/1/33	109,510	107,052
6	Kansas Dev. Finance Auth. Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	50,000	51,396
5	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	8,221
3,5	Ohana Military Communities LLC	5.558%	10/1/36	9,600	9,726
3,5	Ohana Military Communities LLC	5.780%	10/1/36	16,360	17,063
	Oregon School Board Assn.	5.528%	6/30/28	50,000	51,549
3	Pacific Beacon LLC Naval Base	5.379%	7/15/26	9,000	9,024
	President and Fellows of Harvard College	6.300%	10/1/37	50,675	54,831
6	Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,688
	Stanford Univ. California Rev.	6.875%	2/1/24	34,745	40,677
	Stanford Univ. California Rev.	7.650%	6/15/26	29,000	36,711

Total Taxable Municipal Bonds (Cost $425,837)					447,779
Temporary Cash Investments (0.8%)
Repurchase Agreement
	BNP Paribas Securities Corp. (Dated 11/30/07,
	Repurchase Value $387,149,000,
	collateralized by Federal Home Loan Mortgage Corp.
	5.500%-6.500%, 11/1/37, Federal National Mortgage Assn.
	5.500%-6.000%, 11/1/37) (Cost $387,000)	4.630%	12/3/07	387,000	387,000
Total Investments (99.7%) (Cost $40,468,803)					50,600,630
Other Assets and Liabilities—Net (0.3%)					173,819
Net Assets (100%)					50,774,449

*  Non-income-producing security.

**  New issue that has not paid a dividend as of November 30, 2007.

1  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $1,905,799,000, representing 3.8% of net assets.

4  Adjustable-rate note.

5  Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

6  Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).

ADR—American Depositary Receipt.

GO—General Obligation Bond.

14

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellington Fund (the “Fund”) as of November 30, 2007, and for the year then ended and have issued our unqualified report thereon dated January 11, 2008. Our audit included an audit of the Fund’s schedule of investments as of November 30, 2007. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP January 11, 2008

15

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $24,000

Fiscal Year Ended November 30, 2006: $21,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.